Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Konrad, certify as follows:

1.	To the best of my knowledge, the Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2008, fully complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	To the best of my knowledge, based upon a review of the report, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ George Konrad
George Konrad
Chief Executive Officer
May 12, 2009